Exhibit 10.4

Certain information identified by “[***]” has been excluded from this exhibit because it is both not material and is the type that the company treats as private or confidential.

138005477v.3

PLEDGE AMENDMENT

This Pledge Amendment, dated as of August 8, 2024, is delivered pursuant to Section 9(a) of the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of September 13, 2017, by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).  The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Pledge Amendment shall be deemed to be and shall become part of the Notes Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	HOLDER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Louisiana Pigment Company, L.P.	Kronos Louisiana, Inc.	General Partnership Interests	No	[***]	[***]	50%

Louisiana Pigment Company, L.P.	Kronos Louisiana, Inc.	Limited Partnership Interests	No	[***]	[***]	49%

Louisiana Pigment Company, L.P.	Kronos LPC, LLC	Limited Partnership Interests	No	[***]	[***]	1%
Kronos LPC, LLC	Kronos Louisiana, Inc.	Membership Interests	No	[***]	[***]	100%

KRONOS LOUISIANA, INC.,

as Grantor

By: /s/ Tim C. Hafer
Name: Tim C. Hafer
Title: Executive Vice President and Chief
Financial Officer

KRONOS LPC, LLC

as Grantor

By: /s/ Tim C. Hafer
Name: Tim C. Hafer
Title: Executive Vice President and Chief
Financial Officer

AGREED TO AND ACCEPTED:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Agent

By:/s/ Irina Golovashchuk

Name: Irina Golovashchuk

Title: Vice President

By:/s/ Carol Ng

Name: Carol Ng

Title:  Vice President

[SIGNATURE PAGE TO PLEDGE AMENDMENT]